United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

       December 2, 2016 (November 30, 2016)

Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Two Harbour Place

302 Knights Run Avenue, Suite 1200

             Tampa, Florida 33602

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of 5:00 p.m., New York time, on November 30, 2016 (the “Distribution Date”), Overseas Shipholding Group, Inc. (the “Company” or “OSG”) completed the previously announced spin-off (the “Spin-Off” or the “Distribution”) of its wholly-owned subsidiary, International Seaways, Inc. (“INSW”). On the Distribution Date, OSG distributed all of the outstanding shares of INSW’s common stock, no par value (“INSW common stock”), on a pro rata basis, to holders of OSG’s Class A common stock (“OSG common stock”) and Class A warrants (“OSG warrants”) of record as of 5:00 p.m., New York time, on November 18, 2016 (the “Record Date”). On the Distribution Date, each holder of OSG common stock received 0.3333 shares of INSW common stock for every share of OSG common stock held on the Record Date. Each holder of OSG warrants received 0.3333 shares of INSW common stock for every one share of OSG common stock they would have received if they exercised their warrants immediately prior to the Distribution (or 0.063327 shares of INSW common stock per warrant). Holders of OSG common stock and OSG warrants received cash in lieu of fractional shares of INSW common stock.

In connection with the Distribution, OSG entered into a Separation and Distribution Agreement with INSW, dated as of November 30, 2016. In addition to the Separation and Distribution Agreement, OSG and INSW entered into certain ancillary agreements, including a Transition Services Agreement and an Employee Matters Agreement, each dated as of November 30, 2016. These agreements govern the relationship between OSG and INSW following the Spin-Off and provide for the allocation of various assets, liabilities, rights and obligations. These agreements also include arrangements for transition services to be provided by OSG to INSW and by INSW to OSG.

A summary of the material terms of each of the foregoing agreements can be found in INSW’s Information Statement, dated November 10, 2016 (the “Information Statement”), which is included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Certain Relationships and Transactions with Related Persons, Affiliates and Affiliated Entities—Agreements with OSG.” This summary is incorporated by reference into this Item 1.01. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement and the Employee Matters Agreement, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On November 30, 2016, OSG, INSW and certain of INSW’s subsidiaries entered into a fourth amendment (the “Fourth INSW Credit Agreement Amendment”) to the secured term loan and revolver facilities, dated as of August 5, 2014, as amended by that certain First Amendment, dated as of June 3, 2015, that certain Second Amendment, dated as of July 18, 2016 and that certain Third Amendment, dated as of September 20, 2016 (as amended, the “INSW Facilities”), among OSG, INSW, OIN Delaware LLC (the sole member of which is INSW), certain INSW subsidiaries, Jefferies Finance LLC, as administrative agent, and other lenders party thereto, both secured by a first lien on substantially all of the International Flag assets of INSW and its subsidiaries.

INSW entered into the Fourth Credit Agreement Amendment primarily to reflect the Spin-Off of INSW from OSG. The Fourth INSW Credit Agreement Amendment, among other things, removed OSG as a guarantor of the INSW Facilities. As a result of the Fourth INSW Credit Agreement Amendment, OSG has no ongoing obligations under the INSW Facilities.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fourth INSW Credit Agreement Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2016, in connection with the Spin-Off, Lois K. Zabrocky resigned from her position as Co-President and Head of the International Flag Strategic Unit, James D. Small III resigned from his position as Senior Vice President, General Counsel and Secretary and Adewale O. Oshodi resigned from his position as Vice President and Controller. Ms. Zabrocky became President and Chief Executive Officer of INSW, James D. Small III became Chief Administrative Officer, Senior Vice President, Secretary and General Counsel of INSW and Mr. Oshodi became Controller of INSW, in each case effective as of November 30, 2016.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 30, 2016, by and between Overseas Shipholding Group, Inc. and International Seaways, Inc.*
10.1	Transition Services Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.2	Employee Matters Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.3	Fourth Amendment, dated as of November 30, 2016, to Credit Agreement dated as of August 5, 2014, among International Seaways, Inc. (formerly OSG International, Inc.), Overseas Shipholding Group, Inc., OIN Delaware LLC, certain subsidiaries of International Seaways, Inc. (formerly OSG International, Inc.) as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.
99.1	Information Statement of International Seaways, Inc., dated November 10, 2016.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: December 2, 2016	By	/s/ Rick F. Oricchio
Name: Rick F. Oricchio Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of November 30, 2016, by and between Overseas Shipholding Group, Inc. and International Seaways, Inc.*
10.1	Transition Services Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.2	Employee Matters Agreement, dated as of November 30, 2016, between Overseas Shipholding Group, Inc. and International Seaways, Inc.
10.3	Fourth Amendment, dated as of November 30, 2016, to Credit Agreement dated as of August 5, 2014, among International Seaways, Inc. (formerly OSG International, Inc.), Overseas Shipholding Group, Inc., OIN Delaware LLC, certain subsidiaries of International Seaways, Inc. (formerly OSG International, Inc.) as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.
99.1	Information Statement of International Seaways, Inc., dated November 10, 2016.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.